                                                                   EXHIBIT 10.18


                          DEFAULT FORBEARANCE AGREEMENT

         This Default Forbearance Agreement (this "AGREEMENT") is dated as of February 12, 1999, and is executed and delivered by and among Associated Dental Services, Inc., a California corporation ("ADS"), Pacific Coast Dental, Inc., a California corporation and a wholly-owned subsidiary of ADS, ("PCD") (ADS and PCD together, "BORROWERS"), The Pellkofer Family Trust (40% owner of ADS), Eric
F. Pellkofer (10% owner of ADS), Frank G. Pellkofer (president of ADS), The Stalcup Family Trust (40% owner of ADS), and Robert W. Stalcup, D.D.S. (10% owner of ADS) ( the "SHAREHOLDERS") and Guards Dental, Inc., a California corporation ("LENDER"), with respect to the following facts:

                                 R E C I T A L S

         A. Lender is the holder of (i) a Promissory Note and Security Interest dated August 1, 1997, executed by ADS and payable to Lender, in the original principal amount of Four Million, Five Hundred Thousand Dollars ($4,500,000) (the "ADS NOTE"); (ii) a Promissory Note and Security Interest dated August 1, 1997, executed by PCD and payable to Lender, in the original principal amount of Three Million, Five Hundred Thousand Dollars ($3,500,000) (the "PCD NOTE");
(iii) a Promissory Note and Security Interest dated April 1, 1998, executed by ADS and PCD and payable to Lender, in the original principal amount of Fifteen Million Dollars ($15,000,000) (the "ADS/PCD NOTE"); (iv) a Promissory Note and Security Interest dated September 30, 1996, and assumed by ADS and PCD pursuant to an Assignment and Assumption of Note Agreement dated April 1, 1998 and payable to Lender, in the original principal amount of One Million Dollars ($1,000,000) (the "GLENDALE NOTE"); (v) a Promissory Note and Security Interest dated March 31, 1997, and assumed by ADS and PCD pursuant to an Assignment and Assumption of Note Agreement dated April 1, 1998 and payable to Lender, in the original principal amount of One Hundred Thirty One Thousand Dollars ($131,000) (the "EQUIPMENT NOTE"); (vi) a Promissory Note and Security Interest dated December 30, 1996, and assumed by ADS and PCD pursuant to an Assignment and Assumption of Note Agreement dated April 1, 1998 and payable to Lender, in the original principal amount of Six Hundred Thousand Dollars ($600,000) (the "RANCHO CUCAMONGA NOTE"); (vii) a Promissory Note and Security Interest dated June 23, 1997, and assumed by ADS and PCD pursuant to an Assignment and Assumption of Note Agreement dated April 1, 1998 and payable to Lender, in the original principal amount of Six Hundred Twenty Five Thousand Dollars ($625,000) (the "KEARNY MESA NOTE"); each as modified by that certain Master Asset Purchase Agreement dated April 1, 1998 among Lender, ADS and PCD; and (viii) a Promissory Note and Security Interest dated December 1, 1998 and assumed by ADS and PCD pursuant to an Assignment and Assumption of Note Agreement dated January 1, 1999, in the original principal amount of Three Hundred Thirty Five Thousand Dollars ($335,000) (the "MORENO VALLEY NOTE"). The ADS Note, PCD Note, ADS/PCD Note, Glendale Note, Equipment Note, Rancho Cucamonga Note, Kearny Mesa Note and Moreno Valley Note shall be referred to herein collectively as the "NOTES".

         B. ADS's obligations under the ADS Note are secured pursuant to the terms of the ADS Note by all tangible, nonorthodontics-related assets of ADS existing on the date of the ADS Note or thereafter acquired and/or accrued, including any proceeds or replacements relating to the same. PCD's obligations under the PCD Note are secured pursuant to the terms of the PCD Note by all assets of PCD existing on the date of the PCD Note or thereafter acquired and/or accrued, including any proceeds or replacements relating to the same. Borrowers' obligations under the ADS/PCD Note are secured pursuant to the terms of the ADS/PCD Note by all of ADS's assets and PCD's assets related to or associated with the dental practices located on Schedule 3 attached thereto, or any other dental practices owned by PCD and ADS existing on the date of the PCD/ADS Note or thereafter acquired and/or accrued, including any proceeds or replacements relating to the same. Borrowers' obligations under the Glendale Note are secured pursuant to the terms of the Glendale Note by all of Borrowers' assets existing on the date of the Glendale Note or thereafter acquired and/or accrued, including any proceeds or replacements relating to the same. Borrowers' obligations under the Equipment Note are secured pursuant to the terms of the Equipment Note by all of Borrowers' assets existing on the date of the Equipment Note or thereafter acquired and/or accrued, including any proceeds or replacements relating to the same. Borrowers' obligations under the Rancho Cucamonga Note are secured pursuant to the terms of the Rancho Cucamonga Note by all of Borrowers' assets existing on the date of the Rancho Cucamonga Note or thereafter acquired and/or accrued, including any proceeds or replacements relating to the same. Borrowers' obligations under the Kearny Mesa Note are secured pursuant to the terms of the Kearny Mesa Note by all of Borrowers' assets existing on the date of the Kearny Mesa Note or thereafter acquired and/or accrued, including any proceeds or replacements relating to the same. Borrowers' obligations under the Moreno Valley Note are secured pursuant to the terms of the Moreno Valley Note by all of Borrowers' assets existing on the date of the Moreno Valley Note or thereafter acquired and/or accrued, including any proceeds or replacements relating to the same.

         C. Borrowers acknowledge that Borrowers have failed to pay and will not pay the full amount owing on the Notes for the months of January 1999 through the date of termination of this Agreement, such monthly deficit equaling $41,716.41 for the ADS Note, $32,446.09 for the PCD Note, $115,037.02 for the
ADS/PCD Note, $9,309.08 for the Glendale Note, $3,874.46 for the Equipment Note, $5,570.64 for the Rancho Cucamonga Note, $5,988.87 for the Kearny Mesa Note, and $2,575.86 for the Moreno Valley Note, for a total deficit per month of $207,073.33 ("PAYMENT DEFICIT"), and as a result, Borrowers have accrued late fees in the amounts specified in the Notes ("LATE FEES"). Such failure to pay the Payment Deficit is referred to herein as the "SPECIFIED DEFICIT."

         D. Borrowers have asked Lender, and Lender is willing to agree, to forbear temporarily from exercising its rights and remedies with respect to the Specified Deficit, on the terms and conditions set forth in this Agreement.

         E. The Dental Practice Asset Purchase Agreement dated August 1, 1997 between ADS and Lender, the Dental Practices Purchase Agreement dated August 1, 1997 between PCD and Lender, the Master Asset Purchase Agreement dated April 1, 1998 among ADS, PCD and Lender, the Assumption of Note Agreements described above for the Glendale Note, the Equipment Note, The Rancho Cucamonga Note, the Kearny Mesa Note, and the Moreno Valley Note, this Agreement, and the Notes, together with all modifications and amendments thereto and any documents required thereunder, are referred to herein collectively as the "LOAN DOCUMENTS" and each individually is referred to as a "LOAN DOCUMENT." Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Notes.

         F. All of the parties agree that it is in their best interest to market and sell the businesses operated by ADS and PCD (the "BUSINESSES") by causing ADS, PCD and the Shareholders to sign an irrevocable power of attorney in favor of Lender in the form attached hereto as Exhibit A.

         NOW, THEREFORE, FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Shareholders and Lender agree as follows:

                                A G R E E M E N T

         1. Forbearance. Subject to strict compliance by Borrowers with every covenant, condition and obligation set forth in this Agreement and in each and all of the other Loan Documents, Lender hereby agrees, until the earliest to occur of (i) August 12, 1999; (ii) the occurrence of any default (other than the Specified Deficit), following the expiration of applicable notice and grace periods, if any, under any of the Loan Documents, or (iii) any other event allowing Lender to declare the Notes immediately due and payable; to forbear from exercising Lender's rights and remedies under the Loan Documents arising out of or with respect to the Specified Deficit. Borrowers hereby agree and acknowledge that this forbearance by Lender does not constitute a waiver of the Specified Deficit or a waiver of Lender's right to assert and enforce its rights and remedies with respect to any default under the Loan Documents which may already have occurred (other than the Specified Deficit) or which may occur in the future. Borrowers further agree that, upon the occurrence of a default under any of the Loan Documents (other than the Specified Deficit), Lender may exercise any of its rights and remedies with respect to such default as well as with respect to the Specified Deficit.

         2. Representations and Warranties. ADS, PCD, The Pellkofer Family Trust, Eric F. Pellkofer, Frank G. Pellkofer, The Stalcup Family Trust and Robert W. Stalcup, D.D.S., jointly and severally, represent and warrant to Lender, and agree with Lender, as follows:

                  (a) Defaults. Except for the Specified Deficit and the "Specified Deficit" as defined in the Forbearance Agreement entered into on the date hereof by and among SafeGuard Enterprises, Inc., ADS and the Shareholders, no event, omission, breach or failure of condition has occurred that is a default or, with the giving of notice or the passage of time or both, would constitute a default under any Loan Document.

                  (b) Authority and Enforceability. Borrowers have all requisite power and authority to execute, deliver and perform their obligations under this Agreement, and this Agreement is a valid and binding obligation of Borrowers. The Pellkofer Family Trust, Eric F. Pellkofer, The Stalcup Family Trust and Robert W. Stalcup, D.D.S. are the sole shareholders of ADS. ADS is the sole shareholder of PCD. Frank G. Pellkofer represents and warrants that he has been duly authorized to enter into this Agreement on behalf of ADS, The Pellkofer Family Trust and Eric F. Pellkofer and has full and complete authority to do so. Robert W. Stalcup, D.D.S. represents and warrants that he has been duly authorized to enter into this Agreement on behalf of PCD and The Stalcup Family Trust, and has full and complete authority to do so.

                  (c) Power of Sale. Borrowers have all requisite power and authority to execute, deliver and perform their obligations under agreements to sell the Businesses.

                  (d) Obligations. As of January 1, 1999, (i) the amounts of the unpaid principal plus accrued interest balances are $4,500,000 for the ADS Note (plus accrued interest), $3,500,000 for the PCD Note (plus accrued interest), $15,000,000 for the ADS/PCD Note (plus accrued interest), $1,060,324.50 for the Glendale Note, $134,558.40 for the Equipment Note, $636,750.25 for the Rancho Cucamonga Note, $674,997.06 for the Kearny Mesa Note, and $335,000 for the Moreno Valley Note, and the total unpaid principal balance on the Notes is $25,841,630.21; and (iii) each and all of such amounts are payable to Lender.

                  (e) No Conflicts. The execution and delivery of, and the performance of Borrowers' obligations under, this Agreement do not (i) require the consent of, or filing of any document with, any individual, entity, court, governmental agency or other person in order to be binding on Borrowers; (ii) violate any law, regulation, order or decree applicable to ADS or PCD; or (iii) conflict with the terms of any deed of trust, lease, loan, credit agreement, articles of incorporation, bylaws or other agreement or instrument to which ADS, PCD or any Affiliate of ADS or PCD is a party or by which they, any of their Affiliates or the collateral described in the Notes (the "PROPERTY") may be bound or affected. The term "AFFILIATE" means any person or entity which controls, is controlled by, or is under common control with, a specified person or entity.

         3. Sale of Businesses. In consideration of Lender's agreement to forbear temporarily from exercising its rights and remedies with respect to the Specified Deficit on the terms and conditions set forth in this Agreement, ADS, PCD, the Shareholders and Lender agree to cooperate with each other in an effort to market and sell the Businesses as follows:

                  (a) Trenwith Securities, Inc., as agent for and acting under authority granted by Lender ("AGENT"), shall control the marketing of the Businesses for sale to one or more third parties. Borrowers shall cooperate with Lender in the marketing and sale of the Businesses by, among other things, (i) sharing financial and other information pertaining to the Businesses (ii) providing access to facilities of the Businesses, and (iii) referring all interested parties to Agent rather than showing the Businesses for sale independently. Lender shall cooperate with Borrowers by, among other things, sharing information about the progress of any sale efforts and the terms of any offers that are submitted.

                  (b) Lender shall have sole authority to negotiate and determine the terms of the transaction in which the Businesses are sold, including, but not limited to, the sales price and the structure of the sales transaction. Lender may accept or reject any offer and Lender may or may not agree to sell the Businesses during the term of this Agreement. Borrowers shall not enter into any transaction for the sale of the Businesses which has not been approved by Lender and any attempt to do so shall constitute a default under this Agreement. As a condition to Lender entering into this Agreement, ADS, PCD and the Shareholders shall execute an irrevocable power of attorney in favor of Lender in the form attached hereto as Exhibit A.

                  (c) Notwithstanding subsection (b) above, any final sales transaction must (i) provide for the sale of either all the issued and outstanding stock of ADS and PCD or the sale of all or substantially all of the assets of ADS and PCD, and (ii) provide for the payment or assumption of all of the outstanding trade payables, payroll and payroll taxes of the Businesses.

                  (d) The current management teams of ADS and PCD shall retain control over the day to day operations and management of the Businesses. However, failure to operate the Businesses in the ordinary course shall constitute a default under this Agreement. In particular but without limitation, any increases in salaries, distributions to the Shareholders or transactions between ADS or PCD and the Shareholders or their Affiliates shall constitute a default under this Agreement.

                  (e) The Shareholders acknowledge and agree that they will make commercially reasonable representations and warranties to the purchaser(s) of the Businesses in their individual capacities.

                  (f) Proceeds from any sale of the Businesses pursuant to this Agreement shall be divided as follows:

                           (i) The Shareholders shall receive a minimum of
                  $500,000 in cash at the time of closing, regardless of the final sales price for the Businesses. Allocation among the Shareholders of funds payable to the Shareholders under this Agreement shall be pursuant to their respective shareholdings.

                           (ii) Additional proceeds shall be payable to the
                  Shareholders in cash at the time of closing based upon the average of the following two formulas: (A) 7.5% of the Net Sales Proceeds (as defined below) under $10 million plus 15% of the Net Sales Proceeds over $10 million; and (B) a minimum payment of $500,000 for any Net Sales Proceeds under $10 million plus 12.5% of any Net Sales Proceeds over $10 million. Amounts payable to the Shareholders at various assumed amounts of Net Sales Proceeds under the foregoing formula are illustrated in the chart below.


                                                     AMOUNT PAYABLE
                 NET SALES PROCEEDS                  TO SHAREHOLDER
                 ------------------                  --------------
\
                    $15,000,000                       $1,312,500

                     14,000,000                        1,175,000

                     13,000,000                        1,037,500

                     12,000,000                          900,000

                     11,000,000                          762,500

                     10,000,000                          625,000

                      9,000,000                          587,500

                      8,000,000                          550,000

                      7,000,000                          512,500

                      6,000,000                          500,000

                      5,000,000                          500,000

                           (iii) All Net Sales Proceeds not payable to the
                  Shareholders pursuant to this Agreement shall be payable to Lender. The term "NET SALES PROCEEDS" means the gross sale price of the Businesses, less the direct costs of the sale (commissions to Agent, escrow fees, attorneys' fees... etc.), less any of the Businesses' gross liabilities (other than liabilities owing to Lender or its Affiliates), paid either
                  (i) by Lender or (ii) by the purchaser of the Businesses where payment or assumption of such liabilities by the purchaser reduces the amount of the gross sale price available for distribution to Lender, less all costs and expenses incurred by Lender in connection with: (1) the preparation of this Agreement and any and all other sales agreements contemplated hereby; (2) the administration of this Agreement and the other sales agreements; and (3) the enforcement or satisfaction by Lender of any of Borrowers' obligations under this Agreement or any sales agreement. For all purposes of this Agreement, Lender's costs and expenses shall include, without limitation, all appraisal fees, legal fees, accounting fees and auditor fees.

                           (iv) On the closing date of the sale of the
                  Businesses, an amount equal to the lesser of (i) 25% of the total proceeds payable to the Shareholders or (ii) $250,000 shall be held back from distribution to the Shareholders and placed into an interest bearing escrow account for a period of six months to cover any claims made under the representations, warranties or guaranties of Borrowers or Shareholders which Lender or its Affiliates pays within six months of the closing date. The amount of escrowed funds needed to cover any claim of Lender will be released to the Lender upon proof of payment of the liability. If Lender has made no claims by the date three months from the closing date of the sale, one half of the escrowed amount will be distributed to the Shareholders. Any remaining escrowed funds will be distributed to the Shareholders on the date six months from the closing date of the sale.

                           (v) Commissions payable to Agent for the sale of the
                  Businesses are (i) $250,000 of the Transaction Value, as defined in the Agreement between SafeGuard Health Enterprises, Inc. and Agent, up to $10 million, plus (ii) two and one half percent (2.5%) per million thereafter.

         4.       Mutual Release.

                  (a) In consideration of Lender's agreements set forth herein, Borrowers and Shareholders, for themselves, their Affiliates, and the respective successors, heirs and assigns of each of the foregoing (collectively, some or all of such persons and entities shall be referred to herein as the "BORROWER RELEASORS" and each reference to a "BORROWER RELEASOR" herein shall refer to each such person or entity individually), do hereby fully, forever and irrevocably release, discharge and acquit Lender, and its respective past and present Affiliates, and the respective past and present officers, directors, shareholders, agents, and employees of each and all of the foregoing entities, and its and their respective successors, heirs, and assigns, and any other person or entity now, previously, or hereafter affiliated with any or all of the foregoing entities (Lender, together with each and all said Affiliates, officers, directors, shareholders, agents and employees shall be referred to collectively hereinbelow as the "BORROWER RELEASED PARTIES" and each such reference shall refer jointly and severally to each and all of Lender and such other persons and entities) of and from any and all rights, claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore or now existing, or that could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, claimed or unclaimed, whether based on contract, tort, breach of any duty, or other legal or equitable theory of recovery, each as though fully set forth herein at length (collectively, a "CLAIM" or the "CLAIMS") arising from or out of, connected with, or relating to this Agreement, the transactions contemplated hereby, or the administration hereof.

                  (b) In consideration of Borrowers' and Shareholders' agreements set forth herein, Lender, for itself, its Affiliates, and the respective successors, heirs and assigns of each of the foregoing (collectively, some or all of such persons and entities shall be referred to herein as the "LENDER RELEASORS" and each reference to a "LENDER RELEASOR" herein shall refer to each such person or entity individually), does hereby fully, forever and irrevocably release, discharge and acquit Borrowers and Shareholders, and their respective past and present Affiliates, and the respective past and present officers, directors, shareholders, agents, and employees of each and all of the foregoing entities, and their respective successors, heirs, and assigns, and any other person or entity now, previously, or hereafter affiliated with any or all of the foregoing entities (Borrowers and Shareholders, together with each and all said Affiliates, officers, directors, shareholders, agents and employees shall be referred to collectively hereinbelow as the "LENDER RELEASED PARTIES" and each such reference shall refer jointly and severally to each and all of Borrowers, Shareholders and such other persons and entities) of and from any and all Claims arising from or out of, connected with, or relating to this Agreement, the transactions contemplated hereby, or the administration hereof.

                  (c) Borrower Releasors and Lender Releasors (together, the "RELEASORS"), and each of them, irrevocably covenant and agree that each of them shall forever refrain from initiating, filing, instituting, maintaining, or proceeding upon, or encouraging, advising or voluntarily assisting any other person or entity to initiate, institute, maintain or proceed upon any Claim of any nature whatsoever released in paragraphs 4(a) and 4(b) above.

                  (d) Releasors, and each of them, represent and warrant that each of them is the owner of and has not assigned, sold, transferred, or otherwise disposed of any of the Claims released in paragraphs 4(a) and 4(b) above.

                  (e) Releasors, and each of them, represent and warrant that each of them has the authority and capacity to execute this Agreement.

                  (f) Releasors, and each of them, for themselves, their successors and their assigns, hereby agree, represent, and warrant that the matters released herein are not limited to matters that are known or disclosed, and Releasors, and each of them, hereby waive any and all rights and benefits that they now have, or in the future may have, conferred upon them by virtue of the provisions of Section 1542 of the Civil Code of the State of California (or any other statute or common law principles of similar effect), which Section provides as follows:

         A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

         In this connection,

                           (i) Borrower Releasors, and each of them, hereby
                  agree, represent, and warrant that they realize and acknowledge that factual matters now unknown to them may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses, and expenses that are presently unknown, unanticipated, and unsuspected, and they further agree, represent, and warrant that paragraphs 4(a)-(f) have been negotiated and agreed upon in light of that realization and that they nevertheless hereby intend to release, discharge and acquit the Borrower Released Parties from any such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses, and expenses that are in any way related to this Agreement, the transactions contemplated hereby, or the administration hereof; and

                           (ii) Lender Releasors, and each of them, hereby
                  agree, represent, and warrant that they realize and acknowledge that factual matters now unknown to them may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses, and expenses that are presently unknown, unanticipated, and unsuspected, and they further agree, represent, and warrant that paragraphs 4(a)-(f) have been negotiated and agreed upon in light of that realization and that they nevertheless hereby intend to release, discharge and acquit the Lender Released Parties from any such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses, and expenses that are in any way related to this Agreement, the transactions contemplated hereby, or the administration hereof.

                  (g) The provisions of paragraphs 4(a)-(f) shall survive payment in full of the Notes, termination of this Agreement, and full performance of this Agreement and the other Loan Documents.

         INITIAL:
                  ------------------------          ----------------------

                  ------------------------          ----------------------

                                 -----------------------


         5. Waiver of Anti-Deficiency Protection. Borrowers hereby expressly and irrevocably disclaim and renounce any right and hereby irrevocably waive any defense, protection or right under: (a) California Code of Civil Procedure ("CCP") Section 580d concerning the bar against rendition of a deficiency judgment after foreclosure under a power of sale; (b) CCP Section 580a purporting to limit the amount of a deficiency judgment which may be obtained following exercise of a power of sale under a deed of trust; (c) CCP Section 726 concerning exhaustion of collateral, the form of foreclosure proceedings with respect to real property security located in California and otherwise limiting the amount of a deficiency judgment which may be recovered following completion of a judicial foreclosure by reference to the "fair value" of the foreclosure collateral; and (d) any duty on the part of Lender to conduct a commercially reasonable sale under California Uniform Commercial Code ("CUCC") Section 9504(3) to the extent any portion of the collateral for the obligations of Borrowers to Lender consists of personal property or fixtures, including, without limitation, the making of any election under CUCC Section 9501(4) in respect of any such personal property or fixtures.

         INITIAL:
                  --------------------             --------------------

         6. Non-Impairment. Except as expressly provided herein, nothing in this Agreement shall alter or affect any provision, condition or covenant contained in the Notes or in any other Loan Documents or affect and impair any rights, powers or remedies of Lender, it being the intent of the parties hereto that the provisions of the Notes and the other Loan Documents shall continue in full force and effect except as expressly modified hereby. The breach of any representation or warranty hereunder shall constitute a "DEFAULT" under the Loan Documents.

         7. Miscellaneous. This Agreement and the other Loan Documents shall be governed by and interpreted in accordance with the laws of the State of California, unless and to the extent preempted by Federal law, in which case this Agreement and the other Loan Documents shall be governed by and interpreted in accordance with Federal law to such extent. In any action brought or arising out of this Agreement or the Loan Documents, Borrowers, and the Affiliates of Borrowers, hereby consent to the jurisdiction of any Federal or State Court having proper venue within the State of California and also consent to the service of process by any means authorized by California or Federal law. The headings used in this Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Agreement. Except as expressly provided otherwise herein, all capitalized terms used herein shall have the respective meanings given to them in the other Loan Documents. Time is of the essence of each term of the Loan Documents, including this Agreement. The parties and their attorneys have cooperated in drafting and preparing this Agreement; consequently, the presumption that ambiguities are resolved against the drafting party shall be inapplicable, and any such ambiguities shall not be construed against any party. If any provision of this Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Agreement and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof.

         8. Knowing, Free, Voluntary Execution. The parties represent that they have carefully read and understand each of the provisions in this Agreement, know its contents, and have freely and voluntarily signed it.

         9. Advice of Counsel. Each of the parties, by the execution of this Agreement, represents that it has reviewed each term of this Agreement with its legal counsel, and that hereafter it shall not deny the validity of the Agreement on the grounds that it did not have advice of counsel.

         10. Integration; Interpretation. This Agreement contains or expressly incorporates by reference the entire agreement of the parties with respect to the matters contemplated herein and supersedes all prior negotiations. Clerical errors, if any, in computing dollar amounts relating to the Notes shall be corrected as soon as practicable by a written addendum to this Agreement executed by all the parties. This Agreement shall not be modified except by written instrument executed by all parties. Any reference in this Agreement to the Property shall include all or any part of the Property.

         11. Authorization. Borrowers expressly waive any defense to this Agreement based on any lack of authority to enter into and be bound by the terms of this Agreement.

         12. Execution in Counterpart. This Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed to be an original and all of which, taken together, will be deemed to be one and the same instrument.

         IN WITNESS WHEREOF, Borrowers, Shareholders and Lender have caused this Agreement to be duly executed as of the date first above written.


                                            "LENDER"

                                            GUARDS DENTAL, INC.,
                                            a California corporation

                                            By:_________________________________
                                            Its:________________________________


                                            By:_________________________________
                                            Its:________________________________


                                            "BORROWERS"

                                            ASSOCIATED DENTAL SERVICES, INC.
                                            a California corporation

                                            By:  /s/ FRANK G. PELLKOFER
                                               ---------------------------------
                                                     Frank G. Pellkofer,
                                                     President


                                            PACIFIC COAST DENTAL, INC.
                                            a California corporation

                                            By:  /s/ ROBERT W. STALCUP, D.D.S.
                                               ---------------------------------
                                                     Robert W. Stalcup, D.D.S.,
                                                     President


                                            "SHAREHOLDERS"

                                            THE PELLKOFER FAMILY TRUST

                                            By:  /s/ FRANK G. PELLKOFER
                                               ---------------------------------
                                                     Frank G. Pellkofer,
                                                     Trustee


                                            ERIC F. PELLKOFER

                                            By:  /s/ FRANK G. PELLKOFER
                                               ---------------------------------
                                                     Frank G. Pellkofer,
                                                     Attorney-in-fact



                                                 /s/ FRANK G. PELLKOFER
                                               ---------------------------------
                                                     Frank G. Pellkofer


                                            THE STALCUP FAMILY TRUST

                                            By:  /s/ ROBERT W. STALCUP, D.D.S.
                                               ---------------------------------
                                                     Robert W. Stalcup, D.D.S.,
                                                     Trustee

                                                 /s/ ROBERT W. STALCUP, D.D.S.
                                               ---------------------------------
                                                     Robert W. Stalcup, D.D.S.

                          IRREVOCABLE POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS that in consideration of Guards Dental, Inc. entering into that certain Default Forbearance Agreement dated as of February 12, 1999 by and among Guards Dental, Inc., Pacific Coast Dental, Inc., Associated Dental Services, Inc., The Pellkofer Family Trust, Eric F. Pellkofer, Frank G. Pellkofer, The Stalcup Family Trust, and Robert W. Stalcup, D.D.S. (the "Forbearance Agreement") each of the undersigned hereby irrevocably constitutes and appoints GUARDS DENTAL, INC. as the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution, for and in the undersigned's name, place and stead, in any and all capacities, to execute and deliver any and all agreements, notices, certificates and other documents arising from and/or relating to the undersigneds' purpose of allowing Guards Dental, Inc. to control a sale of the businesses of Pacific Coast Dental, Inc. and Associated Dental Services, Inc. (the "Businesses"), including but not limited to, the selling of the Businesses, setting of terms, hiring of agents, marketing the Businesses, establishing a price and any and all other items contemplated by the Forbearance Agreement to which this Irrevocable Power of Attorney is attached as such attorney-in-fact, in its sole discretion, deems advisable.

         Each of the undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this Irrevocable Power of Attorney and the rights and powers herein granted; provided, however, that this Irrevocable Power of Attorney does not grant to the attorney-in-fact authority to agree to any individual or trust representations or warranties made by The Pellkofer Family Trust, Eric F. Pellkofer, Frank G. Pellkofer, The Stalcup Family Trust, or Robert W. Stalcup, D.D.S. in their individual or trust capacities.

         The rights, powers and authority of said attorney-in-fact to exercise any and all of the rights and powers herein shall commence and be in full effect on the date hereof and shall continue thereafter and shall only terminate and be of no further force and effect as of the date of termination of the Forbearance Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Irrevocable Power of Attorney as of this 12th day of February 1999.


                                              PACIFIC COAST DENTAL, INC.

                                              /s/ ROBERT W. STALCUP, D.D.S.
                                              ---------------------------
                                              Robert W. Stalcup, D.D.S.,
                                              President


                                              ASSOCIATED DENTAL SERVICES, INC.

                                              /s/ FRANK G. PELLKOFER
                                              ----------------------------
                                              Frank G. Pellkofer, President


                                              THE PELLKOFER FAMILY TRUST

                                              /s/ FRANK G. PELLKOFER
                                              ----------------------------
                                              Frank G. Pellkofer, Trustee


                                              ERIC F. PELLKOFER

                                              /s/ FRANK G. PELLKOFER
                                              ----------------------------
                                              Frank G. Pellkofer,
                                              Attorney-in-fact


                                              /s/ FRANK G. PELLKOFER
                                              ----------------------------
                                              Frank G. Pellkofer


                                              THE STALCUP FAMILY TRUST

                                              /s/ ROBERT W. STALCUP, D.D.S
                                              ----------------------------
                                              Robert W. Stalcup, D.D.S.,
                                              Trustee

                                              /s/ ROBERT W. STALCUP, D.D.S
                                              ----------------------------
                                              Robert W. Stalcup

                                       2